April 16, 1997



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs:

We have read and agree with the comments contained in the attached letter dated April 16, 1997.

Yours truly,

DELOITTE & TOUCHE LLP
New York, New York


February 25, 1997

Mr. Richard A. Redeker, President
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4072

Dear Mr. Redeker:

This is to confirm that the client-auditor relationship between Deloitte & Touche llp and the following
Prudential Mutual Funds has been terminated:

     The BlackRock Government Income Trust
     Global Utility Fund, Inc.
     Prudential Allocation Fund
     Prudential California Municipal Fund
     Prudential Distressed Securities Fund, Inc.
     Prudential Diversified Bond Fund, Inc.
     Prudential Dryden Fund
     Prudential Equity Income Fund
     Prudential Europe Growth Fund, Inc.
     Prudential Global Limited Maturity Fund, Inc.
     Prudential Institutional Liquidity Portfolio, Inc.
     Prudential Jennison Series Fund, Inc.
     Prudential MoneyMart Assets, Inc.
     Prudential Multi-Sector Fund, Inc.
     Prudential Municipal Bond Fund
     Prudential Municipal Series Fund
     Prudential Pacific Growth Fund, Inc.
     Prudential Special Money Market Fund, Inc.
     Prudential Structured Maturity Fund, Inc.
     Prudential World Fund, Inc.
     The Global Total Return Fund, Inc.
     The Target Portfolio Trust

Yours very truly,

DELOITTE & TOUCHE LLP
New York, New York


cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 5th Street, N.W.
     Washington, D.C.  20549



April 16, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

RE:  Funds managed or administered by Prudential Mutual
Fund
     Management LLC (the "Funds")

Gentlemen:

At meetings held between February 18 and 20, 1997, the Board of Directors of the Funds (see attached exhibit) approved the engagement of Price Waterhouse LLP as their independent auditors for their fiscal years ending after February 28, 1997 to replace the firm of Deloitte & Touche LLP effective March 1, 1997.

The reports of Deloitte & Touche LLP on the Funds' financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Funds' financial statements for each of the prior two fiscal years and in the subsequent interim period, there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte
& Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their report.

The Funds have requested Deloitte & Touche LLP to furnish them a letter addressed to the Commission stating whether they agree with the above statements.
A copy of that letter, dated April 16, 1997 is attached hereto.

Sincerely,



Eugene S. Stark                    Grace Torres
Treasurer                     Treasurer

ESS/rr

\Gen-SECLtrPW-4-15-97.doc

                             Exhibit


                                B       N
           Fund                 o       e                  T
                                a       x                  r
                                r       t                  e
                                d       F                  a
                                o       i                  s
                                f       s                  u
                                D       c                  r
                                i       a                  e
                                r       l                  r
                                e
                                c       Y
                                t       e
                                o       a
                                r       r
                                M       E
                                e       n
                                e       d
                                t
                                i
                                n
                                g
                                D
                                a
                                t
                                e

The BlackRock Government        2       6              E
Income Trust                    /       /              u
                                1       3              g
                                8       0              e
                                /       /              n
                                9       9              e
                                7       7              S
                                                       .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Global Utility Fund, Inc.       2       9              G
                                /       /              r
                                1       3              a
                                8       0              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s
Prudential Allocation Fund      2       7              G
                                /       /              r
                                1       3              a
                                9       1              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s
Prudential California           2       8              E
Municipal Fund                  /       /              u
                                2       3              g
                                0       1              e
                                /       /              n
                                9       9              e
                                7       7              S
                                                       .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential Distressed           2       1              G
Securities Fund, Inc.           /       1              r
                                1       /              a
                                9       3              c
                                /       0              e
                                9       /              T
                                7       9              o
                                        7              r
                                                       r
                                                       e
                                                       s
Prudential Diversified          2       1              E
Bond Fund, Inc.                 /       2              u
                                2       /              g
                                0       3              e
                                /       1              n
                                9       /              e
                                7       9              S
                                        7              .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential Dryden Fund          2       9              E
                                /       /              u
                                1       3              g
                                9       0              e
                                /       /              n
                                9       9              e
                                7       7              S
                                                       .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential Equity Income        2       1              G
Fund                            /       0              r
                                1       /              a
                                9       3              c
                                /       1              e
                                9       /              T
                                7       9              o
                                        7              r
                                                       r
                                                       e
                                                       s
Prudential Europe Growth        2       4              G
Fund, Inc.                      /       /              r
                                2       3              a
                                1       0              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s
Prudential Global Limited       2       1              G
Maturity Fund, Inc.             /       0              r
                                1       /              a
                                9       3              c
                                /       1              e
                                9       /              T
                                7       9              o
                                        7              r
                                                       r
                                                       e
                                                       s
Prudential Government           2       2              E
Income Fund, Inc.               /       /              u
                                2       2              g
                                0       8              e
                                /       /              n
                                9       9              e
                                7       8              S
                                                       .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential Institutional        2       3              E
Liquidity Portfolio, Inc.       /       /              u
                                2       3              g
                                1       1              e
                                /       /              n
                                9       9              e
                                7       7              S
                                                       .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential Jennison Series      2       9              E
Fund, Inc.                      /       /              u
                                1       3              g
                                9       0              e
                                /       /              n
                                9       9              e
                                7       7              S
                                                       .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential MoneyMart            2       1              G
Assets, Inc.                    /       2              r
                                2       /              a
                                1       3              c
                                /       1              e
                                9       /              T
                                7       9              o
                                        7              r
                                                       r
                                                       e
                                                       s
Prudential Multi-Sector         2       4              G
Fund, Inc.                      /       /              r
                                1       3              a
                                9       0              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s
Prudential Municipal Bond       2       4              G
Fund                            /       /              r
                                2       3              a
                                0       0              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s
Prudential Municipal            2       8              G
Series Fund                     /       /              r
                                2       3              a
                                0       1              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s
Prudential Pacific Growth       2       1              E
Fund, Inc.                      /       0              u
                                2       /              g
                                1       3              e
                                /       1              n
                                9       /              e
                                7       9              S
                                        7              .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential Special Money        2       6              E
Market Fund, Inc.               /       /              u
                                2       3              g
                                1       0              e
                                /       /              n
                                9       9              e
                                7       7              S
                                                       .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential Structured           2       1              E
Maturity Fund, Inc.             /       2              u
                                2       /              g
                                0       3              e
                                /       1              n
                                9       /              e
                                7       9              S
                                        7              .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential World Fund,          2       1              G
Inc.                            /       0              r
                                2       /              a
                                1       3              c
                                /       1              e
                                9       /              T
                                7       9              o
                                        7              r
                                                       r
                                                       e
                                                       s
The Global Total Return         2       1              E
Fund, Inc.                      /       2              u
                                1       /              g
                                9       3              e
                                /       1              n
                                9       /              e
                                7       9              S
                                        7              .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
The Target Portfolio Trust      2       1              G
                                /       2              r
                                1       /              a
                                8       3              c
                                /       1              e
                                9       /              T
                                7       9              o
                                        7              r
                                                       r
                                                       e
                                                       s

First Financial Fund, Inc.      2       3              G
                                /       /              r
                                1       3              a
                                8       1              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s
The High Yield Plus Fund,       2       3              G
Inc.                            /       /              r
                                1       3              a
                                8       1              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s